UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2026

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished by Merit Medical Systems, Inc. (“Merit”) to provide historical revenue information disaggregated by its new foundational and therapeutic product categories for the years ended December 31, 2025, 2024, 2023, and 2022, as well as quarterly revenue information for each of the three-month periods ended March 31, 2024 to December 31, 2025. Merit is providing this historical revenue information for the purpose of aiding period-over-period comparisons for the years and three-month periods indicated. The historical revenue information does not constitute a revision or restatement of Merit’s previously reported consolidated financial statements.

Merit’s revenue under the new product categories for the years ended December 31, 2025, 2024, 2023 and 2022, respectively, was as follows (unaudited, in thousands):

	Year Ended December 31,
	2025	2024	2023	2022
Foundational	$1,028,540	$964,100	$926,253	$862,375
Therapeutic	487,366	392,414	331,113	288,606
Total	$1,515,906	$1,356,514	$1,257,366	$1,150,981

Merit’s revenue under the new product categories for the three-month periods ended March 31, June 30, September 30, and December 31, 2025, compared to the corresponding periods of 2024, was as follows (unaudited, in thousands):

	Three-Month Period Ended
2025	March 31	June 30	September 30	December 31
Foundational	$240,382	$262,382	$260,906	$264,870
Therapeutic	114,969	120,080	123,251	129,066
Total	$355,351	$382,462	$384,157	$393,936

	Three-Month Period Ended
2024	March 31	June 30	September 30	December 31
Foundational	$232,930	$245,404	$240,742	$245,024
Therapeutic	90,578	92,599	99,103	110,134
Total	$323,508	$338,003	$339,845	$355,158

Merit is providing historical revenue information under each product category by product platform for the years ended December 31, 2025, 2024, 2023 and 2022. Such supplemental information is presented for the purpose of providing additional details regarding Merit’s current revenue categories. Merit does not intend to provide revenue information disaggregated by product platform on a recurring basis in future periods.

Merit’s revenue by product platform for the years ended December 31, 2025, 2024, 2023 and 2022, respectively, was as follows (unaudited, in thousands):

	Year Ended December 31,
	2025	2024	2023	2022
Foundational
Access	$588,542	$538,272	$527,440	$498,375
OEM	167,086	165,420	150,480	135,066
Procedural Solutions	124,717	117,198	114,233	116,763
Vascular Intervention	139,997	132,284	119,883	102,663
Other	8,198	10,926	14,217	9,508
Total Foundational	1,028,540	964,100	926,253	862,375

Therapeutic
Cardiac Therapies	93,357	49,436	36,415	33,632
Endoscopy	72,481	54,415	37,019	31,912
OEM	40,464	39,886	42,681	38,079
Oncology	96,805	86,940	77,761	67,406
Renal Therapies	52,802	48,980	36,547	21,826
Vascular Intervention	131,457	112,757	100,690	95,751
Total Therapeutic	487,366	392,414	331,113	288,606

Total	$1,515,906	$1,356,514	$1,257,366	$1,150,981

The information contained in this Item 7.01 of this Current Report is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Merit under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: April 13, 2026	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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